Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (“Agreement”) is entered into as of August 2, 2005, between Liquidmetal Technologies, Inc., a Delaware corporation with offices at 25800 Commercentre Dr., Suite 100, Lake Forest, California 92630 (the “Company”) and each of the parties listed under “Purchasers” hereto (collectively and individually, the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company and the Purchasers have entered into a Securities Purchase Agreement of even date herewith (the “Purchase Agreement”) pursuant to which, among other things, the Company has on or about the date hereof issued 7% Senior Secured Convertible Notes (the “New Notes”) and Warrants (collectively, the “New Warrants”) to purchase shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), subject to the terms and conditions set forth therein; and

WHEREAS, the Company has also previously issued the July 2007 Notes, as defined in the Purchase Agreement (such previously issued notes, together with the New Notes, are hereafter referred to as the “Notes”) and has previously issued warrants to purchase Common Stock to certain Purchasers in connection with the prior issuance of the July 2005 Notes, July 2007 Notes, and June 2006 Notes, all as defined in the Purchase Agreement (such previously issued warrants, together with the New Warrants, are hereafter referred to as the “Warrants”); and

WHEREAS, the Notes are convertible into shares of Common Stock under the circumstances and pursuant to the terms and conditions set forth in the Notes (the “Conversion Shares”), and the Warrants are exercisable into shares of Common Stock pursuant to the terms and conditions set forth in the Warrants (the “Warrant Shares”).

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Purchase Agreement and this Agreement, the Company and the Purchaser agree as follows:

1.             Certain Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement, the Notes, or the Warrants.  As used in this Agreement, the following terms shall have the following respective meanings:

“Closing” and “Closing Date” shall have the meanings ascribed to such terms in the Purchase Agreement.

“Commission” or “SEC” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Holder” and “Holders” shall include the Purchaser and any permitted transferee or transferees of Registrable Securities (as defined below), the Notes and/or Warrants which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement and the Purchase Agreement; provided that neither such person nor any affiliate of such person is registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended, or a member of the National Association of Securities Dealers, Inc.

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” shall mean:  (i) the Conversion Shares and Warrant Shares or other securities issued or issuable to each Holder or its permitted transferee or designee (a) upon the conversion of the Notes or the exercise of the Warrants, or (b) upon any distribution with respect to, any exchange for or any replacement of such Notes or Warrants, or (c) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses; provided that all such shares shall cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144 under the Securities Act or otherwise or at such time as they are eligible to be sold pursuant to Rule 144(k).  For purposes of this Agreement, the term “Warrant Shares” shall include any shares of the Company’s Common Stock that are issued pursuant to that certain Placement Agent Common Stock Purchase Warrant of even date herewith between the Company and Commonwealth Associates, L.P.

“Registration Expenses” shall mean all expenses to be incurred by the Company in connection with each Holder’s registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

“Registration Statement” shall have the meaning set forth in Section 2(a) herein.

“Regulation D” shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

“Securities Act” or “Act” shall mean the Securities Act of 1933, as amended.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within “Registration Expenses.”

2.             Registration Requirements.  The Company shall use its best efforts to effect the registration of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holder.  Such best efforts by the Company shall include, without limitation, the following:

(a)           The Company shall, as expeditiously as possible after the Closing Date:

(i)            But in any event by the date which is 90 days after the Closing Date, prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into an S-3 as soon as Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities (“Registration Statement”), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such number of additional shares of Common Stock as may become issuable pursuant to the anti-dilution provisions of the Notes or Warrants.  The number of shares of Common Stock initially included in such Registration Statement shall be no less than the product of 1.2 times the sum of the number of shares of Common Stock that are issuable upon exercise of the Warrants as of the date of this Agreement at the then applicable Exercise Price (as defined in the Warrant) plus the number of shares of Common Stock that would be issuable pursuant to the conversion of the Notes (assuming that the Notes were to become convertible on the date before which the Registration Statement is filed).  Thereafter the Company shall use its best efforts to cause such Registration Statement and other filings to be declared effective as soon as possible, and in any event no later than the following date, as appropriate (the “Required Effective Date”): (A) if the SEC notifies the Company that the SEC will not review the Registration Statement, the Required Effective Date shall be five (5) days after the SEC provides such notification, or (B) if the SEC notifies the Company that it will review the Registration Statement, then the Required Effective Date shall be sixty (60) days after the Company receives the first written comments on the Registration Statement from the SEC.  Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date.

(ii)           Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

(iii)          Furnish to each Holder that has Registrable Securities included in the Registration Statement such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

(iv)          Register and qualify the securities covered by such Registration Statement under the securities or “Blue Sky” laws of all domestic jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(v)           Notify promptly each Holder that has Registrable Securities included in the Registration Statement of the happening of any event (but not the substance or details of any such event) of which the Company has knowledge as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (each an “Event”), and use its best efforts to promptly update and/or correct such prospectus. Each Holder will hold in confidence and will not make any disclosure of any such Event and any related information disclosed by the Company.

(vi)          Notify each Holder of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the threat or initiation of any proceedings for that purpose.  The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(vii)         List the Registrable Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed and prepare and file any required filings with the Nasdaq National Market System or any other exchange or market where the shares of Common Stock are traded.

(viii)        Take all steps reasonably necessary to enable Holders to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Act.

(b)           Notwithstanding the obligations under Section 2(a)(v) or any provision of this Agreement, if (i) in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its stockholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a material adverse effect upon the Company and its stockholders, or (ii) in the good faith judgment of the Company, it would adversely affect or require premature disclosure of the filing of a Company-initiated registration of any class of its equity securities, then the Company will have the right to suspend the use of the Registration Statement for a period of not more than 30 consecutive calendar days, but only if the Company reasonably concludes, after consultation with outside legal counsel, that the failure to suspend the use of the Registration Statement as such would create a risk of a material liability or violation under applicable securities laws or regulations.

(c)           Set forth below in this Section 2(c) are (I) events that may arise that the Purchaser considers will interfere with the full enjoyment of their rights under this Agreement, the Purchase Agreement, and the Notes (the “Interfering Events”), and (II) certain remedies applicable in each of these events.

(i)            Payments by the Company.  If (i) at any time after effectiveness of the Registration Statement, sales thereunder during the registration period (as described in Section 5) cannot be made for any reason, other than by reason of the operation of Section 2(b), for a period of more than 10 consecutive business days, (ii) at any time after effectiveness of the Registration Statement, sales thereunder during the Registration Period cannot be made for a period of time that exceeds the limitations set forth in Section 2(b), or (iii) at any time after the Registrable Securities are listed in accordance with Section 2(a)(vii), the Conversion Shares and Warrant Shares are not listed or included for quotation on the Nasdaq National Market or other exchange, market, or the OTC Bulletin Board where shares of the Company’s Common Stock are then traded or quoted for more than 10 consecutive calendar days, then the Company will thereafter make a payment to each Holder as set forth below.  The amount of the payment made to each Holder will be equal to 1% of (a) the Warrant exercise price multiplied by the number of then-outstanding and unexercised Warrants held by the Holder plus (b) the then-outstanding principal amount of the Note held by the Holder, for each 30 business days that sales cannot be made under the effective Registration Statement or the Conversion Shares or Warrant Shares are not listed or included for quotation on the Nasdaq National Market or other exchange, market, or the OTC Bulletin Board where shares of the Company’s Common Stock are then traded or quoted (but any day on which both conditions exist shall count as a single day and no day taken into account for purposes of determining whether any payment is due under Section 2 (c)(ii) shall be taken into account for purposes of determining whether any payment is due under this Section 2(c)(i) or the amount of such payment).  The number of shares not previously sold as specified in the previous sentence shall be determined as of the end of the respective 30-business day period.  In no event shall payment pursuant to this Section for the entire registration period (as described in Section 5) exceed 10% in the aggregate of (a) the Warrant exercise price multiplied by the number of then-outstanding and unexercised Warrants held by the Holder (including such Holder’s predecessors and successors) for the entire registration period (as described in Section 5) plus (b) the initial principal amount of the Note held by the Holder.  These payments will be prorated on a daily basis during the 30-business day period and will be paid to each Holder within ten business days following the end of each 30- business day period as to which payment is due hereunder.  The Holders may make a claim for additional damages as a remedy for the Company’s failure to comply with the timelines set forth in this Section, but acknowledgement of such right in this Agreement shall not constitute an admission by the Company that any such damages exist or may exist.  Notwithstanding the foregoing, if the Company has used its best efforts to avoid circumstances as a result of which sales cannot be made under the Registration Statement during the registration period or the Conversion Shares or Warrant Shares are not listed or included for quotation on the Nasdaq National Market or other exchange, market, or the OTC Bulletin Board where the shares of Common Stock are traded or quoted, then the damages described above shall be the Holders’ sole and exclusive remedy for damages arising out of such circumstances.  Nothing contained in the preceding sentence shall be read to limit the ability of the Holders to seek specific performance of this Agreement.

(ii)           Effect of Late Filing or Registration.  If the Registration Statement has not been filed by the Required Filing Date other than by reason of the operation of Section 2(b), then the Company will make a payment to each Holder for such delay (each a “Late Filing Payment”).  Each Late Filing Payment will be equal to 3% of (a) the Warrant exercise price multiplied by the number of then-outstanding and unexercised Warrants held by the Holder plus (b) the then-outstanding principal amount of the Note held by the Holder, for each period of 30 business days that the filing of the Registration Statement is made past the Required Filing Date (but no day taken into account for purposes of determining whether any payment is due under Section 2(c)(i) shall be taken into account for purposes of determining whether any payment is due under this Section 2(c)(ii) or the amount of such payment).  If the Registration Statement has not been declared effective by the Required Effective Date other than by reason of the operation of Section 2(b), then the Company will make a payment to each Holder for such delay (each a “Late Registration Payment”).  Each Late Registration Payment will be equal to 2% of (a) the Warrant exercise price multiplied by the number of then-outstanding and unexercised Warrants held by the Holder plus (b) the then-outstanding principal amount of the Note held by the Holder, for the first 30 business days after the Required Effective Date, and 1% of such exercise price for each period of 30 business days thereafter (but no day taken into account for purposes of determining whether any payment is due under Section 2(c)(i) shall be taken into account for purposes of determining whether any payment is due under this Section 2(c)(ii) or the amount of such payment).  In no event shall payments pursuant to this Section 2(c)(ii) exceed for the entire registration period (as described in Section 5) 18% in the aggregate of (a) the Warrant exercise price multiplied by the number of then-outstanding and unexercised Warrants held by the Holder (including such Holder’s predecessors and successors) for the period beginning of the date hereof and continuing through the expiration of the registration period (as described in Section 5) plus

(b) the initial principal amount of the Note held by the Holder.  The Late Filing Payments and Late Registration Payments will be prorated on a daily basis during the 30-business day period and will be paid to the Holders in cash within ten (10) business days following the end of each 30-business day period as to which payment is due hereunder, provided that the respective Holder delivered to the Company at least two business days prior thereto information with respect to the number of Conversion Shares, Warrants and Warrant Shares not previously sold by such Holder (together with reasonable supporting documentation).  The Holders may make a claim for additional damages as a remedy for the Company’s failure to comply with the timelines set forth in this Section, but acknowledgement of such right in this Agreement shall not constitute an admission by the Company that any such damages exist or may exist.  Notwithstanding the foregoing, if the Company has used its reasonable best efforts to avoid circumstances as a result of which the Registration Statement has not been filed by the Required Filing Date or declared effective by the Required Effective Date, then the damages described above shall be the Holders’ sole and exclusive remedy for damages arising out of such circumstances.  Nothing contained in the preceding sentence shall be read to limit the ability of the Holders to seek specific performance of this Agreement.  Notwithstanding the foregoing, if the Registration Statement has not yet been declared effective and the Holders are no longer entitled to receive Late Registration Payments as a result of the above-described percentage limitation on said payments, then each Holder shall have the right, at any time upon at least thirty (30) days written notice, to sell all (but not less than all) of its Warrants and Notes to the Company for a cash purchase price equal to the aggregate amount by which the Fair Market Value of the Common Stock of the Company on the date of the delivery of the written notice exceeds the exercise price of the Warrants and the conversion price of the Notes, calculated separately.  For this purpose, “Fair Market Value” means, with respect to any determination date, the average per share closing price of the Common Stock for the 30 Trading Days immediately preceding the determination date.

(d)           During the registration period, the Company will make available, upon reasonable advance notice during normal business hours, for inspection by any Holder whose Registrable Securities are being sold pursuant to a Registration Statement, all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as reasonably necessary to enable each such Holder to exercise its due diligence responsibility in connection with or related to the contemplated offering. The Company will cause its officers, directors and employees to supply all information that any Holder may reasonably request for purposes of performing such due diligence.

(e)           Each Holder will hold in confidence, use only in connection with the contemplated offering and not make any disclosure of all Records and other information that the Company determines in good faith to be confidential, and of which determination the Holders are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Holder), (iv) the Records or other information was developed independently by the Holder without breach of this Agreement, (v) the information was known to the Holder before receipt of such information from the Company, or (vi) the information was disclosed to the Holder by a third party not under an obligation of confidentiality. However, a Holder may make disclosure of such Records and other information to any attorney, adviser, or other third party retained by it that needs to know the information as determined in good faith by the Holder (the “Holder Representative”), if the Holder advises the Holder Representative of the confidentiality provisions of this Section 2(e), but the Holder will be liable for any act or omission of any of its Holder Representatives relative to such information as if the act or omission was that of the Holder. The Company is not required to disclose any confidential information in the Records to any Holder unless and until such Holder has entered into a confidentiality agreement (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially to the effect of this Section 2(e). Unless legally prohibited from so doing, each Holder will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein will be deemed to limit the Holder’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

(f)            The Company shall file a Registration Statement with respect to any newly authorized and/or reserved Registrable Securities consisting of Conversion Shares and Warrant Shares described in clause (i) of the definition of Registrable Securities within ten (10) business days of any stockholders’ meeting authorizing same and shall use its best efforts to cause such Registration Statement to become effective within ninety (90) days of such stockholders’ meeting.  If the Holders become entitled, pursuant to an event described in clause (ii) and (iii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Registration Statement, subsequent to the date such Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then effective Registration Statement, the Company shall promptly file, in accordance with the procedures set forth herein, an additional Registration Statement with respect to such newly Registrable Securities.  The Company shall use its best efforts to (i) cause any such additional Registration Statement, when filed, to become effective within 30 days of that date that the need to file the Registration Statement arose.  All of the registration rights and remedies under this Agreement shall apply to the registration of such newly reserved shares and such new Registrable Securities.

3.             Expenses of Registration.   All Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

4.             Registration on Form S-3.  The Company shall use its reasonable best efforts to meet the “registrant eligibility” requirements for a secondary offering set forth in the general instructions to Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act, provided that if such other form is used, the Company shall convert such other form to a Form S-3 as soon as the Company becomes so eligible.

5.             Registration Period.  In the case of the registration effected by the Company pursuant to this Agreement, the Company shall keep such registration effective until the later of (a) the date on which all the Holders have completed the sales or distribution described in the Registration Statement relating thereto or, if earlier until such Registrable Securities may be sold by the Holders under Rule 144(k) (provided that the Company’s transfer agent has accepted an instruction from the Company to such effect) or (b) the second (2nd) anniversary of the Closing Date.

6.             Indemnification.

(a)           Company Indemnity.  The Company will indemnify each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any final prospectus (as amended or supplemented if the Company files any amendment or supplement thereto with the SEC), Registration Statement filed pursuant to this Agreement or any post-effective amendment thereof or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, for any reasonable legal fees of a single counsel and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter (if any) therefor and stated to be specifically for use therein, (ii) any failure by any Holder to comply with prospectus delivery requirements or the Securities Act or Exchange Act or any other law or legal requirement applicable to them or any covenant or agreement contained in the Purchase Agreement or this Agreement or (iii) an offer of sale of Conversion Shares or Warrant Shares occurring during a period in which sales under the Registration Statement are suspended as permitted by this Agreement.  The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

(b)           Holder Indemnity.  Each Holder will, severally but not jointly, if

Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, agents and partners, and any other stockholder selling securities pursuant to the Registration Statement and any of its directors, officers, agents, partners, and any person who controls such stockholder within the meaning of the Securities Act or Exchange Act and each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such final prospectus (as amended or supplemented if the Company files any amendment or supplement thereto with the SEC), Registration Statement filed pursuant to this Agreement or any post-effective amendment thereof or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made or (ii) failure by any Holder to comply with prospectus delivery requirements or the Securities Act, Exchange Act or any other law or legal requirement applicable to them or any covenant or agreement contained in the Purchase Agreement or this Agreement, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any reasonable legal fees or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such final prospectus (as amended or supplemented if the Company files any amendment or supplement thereto with the SEC), Registration Statement filed pursuant to this Agreement or any post-effective amendment thereof in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by the Holders from the sale of the Registrable Securities pursuant to the registration statement in question.  The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

(c)           Procedure.  Each party entitled to indemnification under this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such non-privileged information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

7.             Contribution.  If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder(s) on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder(s) in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of any Holder(s) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder(s).

In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs.  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section, no Holder shall be required to contribute any amount in excess of the amount equal to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the registration statement in question.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.             Survival.  The indemnity and contribution agreements contained in Sections 6 and 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Purchase Agreement, and (ii) the consummation of the sale or successive resales of the Registrable Securities.

9.             Information by Holders.  As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Holder, such Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended methods of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities.  At least ten business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder whether or not such Holder has elected to have any of its Registrable Securities included in the Registration Statement. If the Company has not received the requested information from a Holder by the business day prior to the anticipated filing date, then the Company may file the Registration Statement without including Registrable Securities of that Holder.

10.           Further Assurances. Each Holder will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s irrevocable election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

11.           Suspension of Sales. Upon receipt of any notice from the Company under Section 2(a)(v) or 2(b), each Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Sections 2(a)(v) or (ii) the Company advises the Holder that a suspension of sales under Section 2(b) has terminated. If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) or destroy all copies in the Holder’ s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

12.           Replacement Certificates.  The certificate(s) representing the Registrable Securities held by the Purchaser (or then Holder) may be exchanged by the Purchaser (or such Holder) at any time and from time to time for certificates with different denominations representing an equal aggregate number of shares of Common Stock, as reasonably requested by such Purchaser (or such Holder) upon surrendering the same.  No service charge will be made for such registration or transfer or exchange.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Note or certificates for the underlying shares of Common Stock of any of the foregoing, and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or upon surrender and cancellation of such certificate if mutilated, the Company will make and deliver a new Note or certificate of like tenor and dated as of such cancellation at no charge to the holder.

13.           Transfer or Assignment.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The rights granted to the Purchaser by the Company under this Agreement to cause the Company to register Registrable Securities may be transferred or assigned (in whole or in part) to a transferee or assignee of the Notes, Warrants or Registrable Securities, and all other rights granted to the Purchaser by the Company hereunder may be transferred or assigned to any transferee or assignee of the Notes, Warrants or Registrable Securities; provided in each case that (i) the Company is given written notice by the Purchaser at the time of or within a reasonable time after such transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees in writing to be bound by the registration provisions of this Agreement, (ii) such transfer or assignment is not made under the Registration Statement or Rule 144, (iii) such transfer is made according to the applicable requirements of the Purchase Agreement, and (iv) the transferee has provided to the Company an investor questionnaire (or equivalent document) evidencing that the transferee is a “qualified institutional buyer” or an “accredited investor” defined in Rule 501(a)(1),(2),(3), or (7) of Regulation D.

14.           Miscellaneous.

(a)           Remedies.  The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)           Jurisdiction.  Each of the Company and the Purchaser (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the New York state courts and other courts of the United States sitting in New York, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  The Company and the Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

(c)           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be:

to the Company:

Liquidmetal Technologies, Inc.

25800 Commercentre Dr., Suite 100

Lake Forest, California 92630

Telephone:  (949) 206-8002

Fax:  (949) 206-8008

Attention:  John Kang, President

with a copy to:

Foley & Lardner LLP

100 North Tampa Street, Suite 2700

Tampa, FL 33602-5804

Telephone:  813-229-2300

Facsimile:  813-221-4210

Attention: Curt P. Creely

If to the Purchasers, to the addresses set forth on Schedule I to the Purchase Agreement:

with a copy to:

Greenberg Traurig LLP

The MetLife Building

200 Park Avenue

New York, New York 10166

Telephone:  (212) 801-9200

Facsimile:   (212) 801-6400

Attention:  Alan I. Annex

Any party hereto may from time to time change its address for notices by giving at least five days’ written notice of such changed address to the other parties hereto.

(d)           Waivers.  No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.  The representations and warranties and the agreements and covenants of the Company and each Purchaser contained herein shall survive the Closing.

(e)           Execution in Counterpart.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

(f)            Signatures.  Facsimile signatures shall be valid and binding on each party submitting the same.

(g)           Entire Agreement; Amendment.  This Agreement, together with the Purchase Agreement, the Notes, the Warrants, and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties, and may not be amended, modified or terminated except by a written agreement signed by the Company and the Holder of the Registrable Securities seeking registration of such securities.

(h)           Governing Law.  This Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed entirely within such state, except to the extent that the law of the State of Delaware regulates the Company’s issuance of securities.

(i)            Jury Trial.  EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

(j)            Force Majeure.  The Company shall not be deemed in breach of its commitments under this Agreement and no payments by the Company as set forth in Section 2 shall be required if the Company is unable to fulfill its obligations hereunder in a timely fashion if the SEC or the Nasdaq National Market are closed or operating on a limited basis as a result of the occurrence of a Force Majeure.  As used herein, “Force Majeure” means war or armed hostilities or other national or international calamity, or one or more acts of terrorism, which are having a material adverse effect on the financial markets in the United States.  Furthermore, any payments owed as a result of Section 2 shall not accrue during any period during which the Company’s performance hereunder has been delayed or the Company’s ability to fulfill its obligations hereunder has been impaired by a Force Majeure.

(k)           Titles.  The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(l)            No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

(m)          Prior Registration Rights Agreements.  This Agreement shall amend and restate, and replace in their entirety, each of the March 2004 Registration Rights Agreement, Winvest Registration Rights Agreement, and June 2005 Registration Rights Agreement (the “Prior Registration Rights Agreements”).  Each Purchaser who was a party to one or more of the Prior Registration Rights Agreements hereby agrees that (i) the Prior Registration Rights Agreements are terminated as of the date hereof, (ii) such Purchasers have no further rights under the Prior Registration Rights Agreements, (iii) such Purchasers hereby forever waive and release the Company from any current or prior breach of, and any current or prior damages, claims, expenses, or other entitlements arising from or under, the Prior Registration Rights Agreements (including without limitation the Accrued Registration Fees thereunder).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/	John Kang
John Kang, President and Chief Executive Officer

PURCHASERS:

COMMONWEALTH ASSOCIATES, L.P.

By:	Signature on Counterpart Signature Page
Name:
Title:

COUNTERPART SIGNATURE PAGE

TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT,

DATED AUGUST 2, 2005,

AMONG LIQUIDMETAL TECHNOLOGIES, INC. AND

THE “PURCHASERS” IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Amended and Restated Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Amended and Restated Registration Rights Agreement and Signature Pages of the Company and other “Purchasers” under the Amended and Restated Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Amended and Restated Registration Rights Agreement.

PURCHASER:		Jess S. Morgan & Co., Inc.
By:	/s/	Gary Levenstein
Name:		Gary Levenstein
Title:	President, Investment Division Jess S. Morgan & Co., Inc.

PURCHASER:		Prana, LLC
By:	/s/	Renee Vallese
Name:		Renee Vallese
Title:	Managing Director

PURCHASER:		DKR Soundshore Oasis Holding Fund Ltd.
By:	/s/	Bradford Caswell
Name:		Bradford Caswell
Title:	Director

PURCHASER:		Rodd Friedman
By:	/s/	Rodd Friedman
Name:		Rodd Friedman
Title:	N/A

PURCHASER:		Bruce Rosen
By:	/s/	Bruce Rosen
Name:		Bruce Rosen
Title:	N/A

PURCHASER:		Caydal, LLC
By:	/s/	Kevin Daly
Name:		Kevin Daly
Title:	Managing Member

PURCHASER:		Marlin Fund, LP
By:	/s/	Michael W. Masters
Name:		Michael W. Masters
Title:	Managing Member of the General Partner

PURCHASER:		Marlin Fund II, LP
By:	/s/	Michael W. Masters
Name:		Michael W. Masters
Title:	Managing Member of the General Partner

PURCHASER:		Marlin Fund Offshore, Ltd.
By:	/s/	Michael W. Masters
Name:		Michael W. Masters
Title:	Managing Member of the Investment Manager

PURCHASER:		Larry Bouts
By:	/s/	Larry Bouts
Name:		Larry Bouts
Title:	N/A

PURCHASER:		Really Cool Group Ltd.
By:	/s/	J. Segal
Name:		J. Segal
Title:	Director

PURCHASER:		Myron Neugeboren
By:	/s/	Myron Neugeboren
Name:		Myron Neugeboren
Title:	N/A

PURCHASER:		Jonas Brachfeld
By:	/s/	Jonas Brachfeld
Name:		Jonas Brachfeld
Title:	N/A

PURCHASER:		Greg Osborn
By:	/s/	Greg Osborn
Name:		Greg Osborn
Title:	N/A

PURCHASER:		Richard Molinsky
By:	/s/	Richard Molinsky
Name:		Richard Molinsky
Title:	N/A

PURCHASER:		Richard and Joanne Kane
By:	/s/	Richard Kane and Joanne Kane
Name:		Richard Kane and Joanne Kane
Title:	N/A

PURCHASER:		Ricardo A. Salas
By:	/s/	Ricardo A. Salas
Name:		Ricardo A. Salas
Title:	N/A

PURCHASER:		Wry Ltd.
By:	/s/	J. Segal
Name:		J. Segal
Title:	Director

PURCHASER:		Keith Barksdale
By:	/s/	Keith Barksdale
Name:		Keith Barksdale
Title:	N/A

PURCHASER:		Winvest Venture Partners, Inc.
By:	/s/	Chang Ki Cho
Name:		Chang Ki Cho
Title:	President and CEO

PURCHASER:		Eric Brachfeld
By:	/s/	Eric Brachfeld
Name:		Eric Brachfeld
Title:	N/A

PURCHASER:		Edward Neugeboren
By:	/s/	Edward Neugeboren
Name:		Edward Neugeboren
Title:	N/A

PURCHASER:		Dolphin Offshore Partners, LP
By:	/s/	Peter E. Salas
Name:		Peter E. Salas
Title:	General Partner

PURCHASER:		Harvard Developments, Inc.
By:	/s/	Arden Giesbrecht and Terry Downie
Name:		Arden Giesbrecht and Terry Downie
Title:	Controller and VP, Finance (respectively)

PURCHASER:		Echo Capital Growth Corporation
By:	/s/	Paul J. Hill
Name:		Paul J. Hill
Title:	President

PURCHASER:		Terrence L. Mealy
By:	/s/	Terrence L. Mealy
Name:		Terrence L. Mealy
Title:	Self

PURCHASER:		Shinnston Enterprises, Ltd.
By:	/s/	James K. Murray, Jr.
Name:		James K. Murray, Jr.
Title:	Limited Partner

PURCHASER:		Shea Diversified Investments, Inc.
By:	/s/	Ronald Lakey
Name:		Ron Lakey
Title:	Assistant Secretary

PURCHASER:		Commonwealth Associates, LP
By:	/s/	Robert A. O’Sullivan
Name:		Robert A. O’Sullivan
Title:	CEO and President

PURCHASER:		Neal I. Goldman
By:	/s/	Neal I. Goldman
Name:		Neal I. Goldman
Title:	N/A

PURCHASER:		LBJ Holdings, LLC
By:	HSP Group, Inc. (Its Manager)
By:	/s/	Brian Potiker
Name:		Brian Potiker
Title:	Vice President

PURCHASER:		John D. Stout
By:	/s/	John D. Stout
Name:		John D. Stout
Title:	Individually

PURCHASER:		MicroCapital Fund Ltd.
By:	/s/	Christopher P. Swenson
Name:		Christopher P. Swenson
Title:	Vice President

PURCHASER:		MicroCapital Fund LP
By:	/s/	Christopher P. Swenson
Name:		Christopher P. Swenson
Title:	Vice President

PURCHASER:		Journeys End Partners, LLC
By:	/s/	Gerald B. Cramer
Name:		Gerald B. Cramer
Title:	Manager

PURCHASER:		Wynnefield Partners Small Cap Value, LP
By:	/s/	Nelson Obus
Name:		Nelson Obus
Title:	Managing Member

PURCHASER:		Wynnefield Partners Small Cap Value, LP I
By:	/s/	Nelson Obus
Name:		Nelson Obus
Title:	Managing Member

PURCHASER:		Wynnefield Small Cap Value Offshore Fund, Ltd.
By:	/s/	Nelson Obus
Name:		Nelson Obus
Title:	President

PURCHASER:		Min Capital Corp Retirement Trust
By:	/s/	Robert Friedman
Name:		Robert Friedman
Title:	Trustee